EXHIBIT 10.1
Execution Version

SEVENTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter called this “Amendment”) is dated as of January 28, 2016 (the “Amendment Effective Date”), by and among Synergy Resources Corporation (the “Borrower”), each Lender (defined below) signatory hereto and SunTrust Bank, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”) and as an Issuing Bank.
W I T N E S S E T H:
WHEREAS, the Borrower, Administrative Agent and the lenders from time to time party thereto (the “Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of November 28, 2012, as amended by the following: that certain First Amendment to Credit Agreement dated as of February 12, 2013, Second Amendment to Credit Agreement dated as of June 28, 2013, Third Amendment to Credit Agreement dated as of December 20, 2013, Fourth Amendment to Credit Agreement dated as of June 3, 2014, Fifth Amendment to Amended and Restated Credit Agreement dated as of December 15, 2014 and Sixth Amendment to Amended and Restated Credit Agreement dated as of June 2, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Borrower;
WHEREAS, the Borrower has requested that Administrative Agent and the Lenders, as applicable, amend the Credit Agreement as set forth below; and
WHEREAS, subject to the terms and conditions hereof, Administrative Agent and the Lenders, as applicable, are willing to agree to the amendments to the Credit Agreement as set forth herein.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:
SECTION 1.Definitions. Unless otherwise defined in this Amendment, each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. The interpretive provisions set forth in Sections 1.02, 1.03 and 1.04 of the Credit Agreement shall apply to this Amendment.
SECTION 1.    Borrowing Base. Effective on the Amendment Effective Date, the Borrowing Base is decreased to $145,000,000. The Borrowing Base redetermination provided for by this Amendment is the Scheduled Redetermination for December 15, 2015, which was postponed to January 15, 2016, pursuant to that certain Consent and Waiver to Amended and Restated Credit Agreement dated as of December 11, 2015, by and among the Borrower, each Lender signatory thereto, Administrative Agent and Issuing Bank.
SECTION 2.    Amendments to Credit Agreement. Effective on the Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)    The definition of “Applicable Margin” in Section 1.01 is amended by deleting the following language: “, subject to a minimum interest rate floor (which includes the Applicable Margin and the Alternate Base Rate or Adjusted LIBO Rate, as the case may be) of 2.5% per annum”.
(b)    Clause (a) of the definition of “Investment” in Section 1.01 is amended by inserting the following after “any agreement”: “(other than a merger agreement entered into by the Borrower or any

Subsidiary which would not, upon the consummation of the transactions contemplated by such merger agreement, cause the Borrower or such Subsidiary to fail to comply with Section 9.06; provided, that the ability of the Borrower or such Subsidiary to enter into such merger agreement shall not be deemed to be a consent by the Lenders to the consummation of the transactions contemplated by such merger agreement)”.
(c)    The definition of “Reserve Report” in Section 1.01 is amended by replacing the reference to “each August 31 or February 28” with “each August 31 or February 28 (or, in the event the Borrower changes its fiscal year end from August 31 to December 31, each July 1 or January 1)”.
(d)    Section 2.07(c)(i)(A) is amended by replacing the reference to “each December 15 and June 15 thereafter” with “each December 15 and June 15 thereafter (or, in the event the Borrower changes its fiscal year end from August 31 to December 31, each November 1 and May 1 thereafter)”.
(e)    Section 8.01(n)(ii) is amended to read as follows:
“(ii)    [Reserved]; and”
(f)    Section 8.12(a) is amended by (i) replacing the reference to “each November 15 and May 15 thereafter” with “each November 15 and May 15 thereafter (or, in the event the Borrower changes its fiscal year end from August 31 to December 31, each October 1 and April 1 thereafter) and (ii) replacing the reference to “the immediately preceding August 31st and February 28th” with “the immediately preceding August 31st and February 28th (or, in the event the Borrower changes its fiscal year end from August 31 to December 31, the immediately preceding July 1st and January 1st)”.
(g)    The first sentence of Section 8.14(b) is amended by adding the following proviso to the end thereof: “provided, that the Borrower or any Subsidiary shall not be required to comply with this Section 8.14(b) with respect to any Subsidiary formed for the purpose of entering into a merger agreement so long as: (A) such formed Subsidiary does not have any material assets or liabilities, other than such merger agreement, (B) no Loan Party guarantees or otherwise becomes liable in respect of any Debt or any other obligations, or grants any Lien on any of its property to secure any Debt of or other obligations of, or provide any other form of credit support to such formed Subsidiary, (C) consummation of the transactions contemplated by such merger agreement would not cause the Borrower or any Subsidiary to fail to comply with Section 9.06 and (D) such formed Subsidiary either (y) becomes a Loan Party and otherwise complies with the Credit Agreement substantially concurrently with the closing of such merger agreement, or (z) is dissolved or becomes a Loan Party within thirty (30) days after any termination of such merger agreement.”
(h)    Section 8.17 is amended to read as follows:
“Section 8.17    [Reserved].”
(i)    Section 9.01(b) is amended to read as follows:
“(b)    Current Ratio. The Borrower will not permit, as of the last day of any fiscal quarter, its ratio of (i) current assets (excluding current assets resulting from requirements of ASC Topic 815) plus unused availability under the total Commitments (but only to the extent that the conditions to borrowing are able to be met at such time) to (ii) current liabilities (excluding the current portion of the sum of each Lender’s Commitment and current liabilities resulting from the requirements of ASC Topic 815), determined at the end of each fiscal quarter of the Borrower that ends after November 30, 2015, to be less than 1.0 to 1.0.”

(j)    Section 9.15 is amended by adding the following sentence to the end thereof: “Notwithstanding the foregoing, the Borrower or any Subsidiary may, without seeking or obtaining consent, create one or more Subsidiaries that comply with the proviso at the end of the first sentence of Section 8.14(b).”
(k)    Section 9.18(a) is amended to read as follows:
“(a)    The Borrower shall neither assign, terminate, unwind nor sell any Hedging Agreements listed on Schedule 7.20. The Borrower shall not enter into Hedging Agreements in respect of commodities other than Hydrocarbons. In the case of Hydrocarbons, the Borrower shall not enter into Hedging Agreements if the effect thereof would be to cause the notional volumes of all Hedging Agreements and additional fixed‑price physical off‑take contracts, in the aggregate, to exceed (i) the greater of (y) 100% of the projected production from the Borrower’s Proved Developed Producing Reserves reflected in the most recently completed Reserve Report and (z) 85% of the projected production from the Borrower’s Proved Reserves reflected in the most recently completed Reserve Report for any month continuing through and including the date that is twenty-four (24) months following the effective date of each such Hedging Agreement and (ii) the greater of (y) 85% of the projected production from the Borrower’s Proved Developed Producing Reserves reflected in the most recently completed Reserve Report and (z) 65% of the projected production from the Borrower’s Proved Reserves reflected in the most recently completed Reserve Report for any month that is twenty-five (25) months following the effective date of each such Hedging Agreement and continuing through and including the date that is sixty (60) months following such effective date (it being understood that any put contracts entered into for non speculative purposes shall not count against the above limitation). The Borrower shall not enter into Hedging Agreements converting interest rates. The Borrower shall not post any collateral to secure Hedging Agreements, except as contemplated by the Loan Documents in the case of a Secured Hedging Counterparty.”
(l)    Section 9.18(b) is amended to read as follows:
“(b)    The limitations on Hedging Agreements set forth in this Section 9.18 shall be calculated based upon barrels of oil or cubic feet of natural gas, as the case may be, as set forth in the relevant Reserve Report and shall not be based on barrel of oil equivalent (or BOE) computations.”
(m)    Section 9.18(c) is deleted.

SECTION 3.    Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date, provided that each of the following conditions precedent have been satisfied:
(a)    The Administrative Agent shall have received a counterpart of this Amendment which shall have been executed by the Administrative Agent, the Issuing Bank, the Lenders and the Borrower (which may be by telecopy or PDF transmission).
(b)    Payment by the Borrower of the fees and expenses of the Administrative Agent’s counsel pursuant to Section 12.03(a) of the Credit Agreement, including fees and expenses in connection with the preparation, negotiation and closing of this Amendment, to the extent invoiced at least three Business Days prior to the Amendment Effective Date.
(c)    All representations and warranties set forth in each of the Loan Documents (including this Amendment) shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects).
SECTION 4.    Representations and Warranties. The Borrower represents and warrants to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:
(a)    It has the organizational power and authority to execute, deliver and perform this Amendment, and all necessary organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.
(b)    The Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered to the Administrative Agent and the Lenders in connection with this Amendment to which it is a party constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
(c)    This Amendment does not and will not violate any provisions of any of the Organizational Documents of the Borrower.
(d)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment.
(e)    On the Amendment Effective Date, after giving effect to this Amendment, (i) since August 31, 2015, no Material Adverse Effect has occurred, (ii) no Default or Event of Default has occurred and is continuing, and (iii) all representations and warranties set forth in each of the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects).
SECTION 5.    Miscellaneous.
(a)    Reference to the Credit Agreement. Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Extent of Amendments; Ratification. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, waived, modified or affected by this Amendment and all of the terms and conditions of the Credit Agreement and the other Loan Documents are, and remain, in full force and effect in accordance with their respective terms. The Borrower hereby ratifies and confirms that, after giving effect to this Amendment, (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the collateral and the Liens on the collateral securing the Indebtedness are unimpaired by this Amendment and remain in full force and effect.
(c)    Loan Documents. The Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms. This Amendment is a Loan Document.

(d)    Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff to the payment of any Indebtedness of the Borrower to Administrative Agent, Issuing Bank or any Lender.
(e)    Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.
(f)    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal laws of the United States of America.
(g)    Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.
SECTION 6.    NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE BORROWER, ADMINISTRATIVE AGENT, ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.
SECTION 7.    No Waiver. The Borrower hereby agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, Issuing Bank or any Lender, nor any other action or inaction on behalf of the Administrative Agent, Issuing Bank or any Lender, (a) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (b) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Bank or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Bank or any Lender provided in the Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity.
Signatures Pages Follow

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
BORROWER:    SYNERGY RESOURCES CORPORATION

By:	/s/ James P. Henderson
James P. Henderson
Executive VIce President Finance and Chief Financial Officer

Signature Page to Seventh Amendment

SUNTRUST BANK,
as Administrative Agent and as an Issuing Bank and a Lender

By:	/s/ Yann Pirio
Yann Pirio
Managing Director

Signature Page to Seventh Amendment

COMMUNITY BANKS OF COLORADO,
as an Issuing Bank and as a Lender

By:	/s/ Sarah E. Burchett
Sarah E. Burchett
Managing Director

Signature Page to Seventh Amendment

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
George E. McKean
Senior Vice President

Signature Page to Seventh Amendment

ZB, N.A. dba Amegy Bank,
as a Lender

By:	/s/ Ronnie Causey
Ronnie Causey
Vice President

Signature Page to Seventh Amendment

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Darren Vanek
Darren Vanek
Authorized Signatory

Signature Page to Seventh Amendment

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Mark Roche
Mark Roche
Managing Director

By:	/s/ Michael Willis
Michael Willis
Managing Director

Signature Page to Seventh Amendment

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Dusan Lazarov
Dusan Lazarov
Director

By:	/s/ Michael Winters
Michael Winters
Vice President

Signature Page to Seventh Amendment

IBERIABANK,
as a Lender

By:	/s/ Tyler S. Thoem
Tyler S. Thoem
Senior Vice President

Signature Page to Seventh Amendment